Exhibit 4.2

                                    GUARANTY
                                   (Corporate)

New York, New York                                             November 25, 2003

        FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by Agent and Lenders (as those terms are defined below) to or for the account of Loehmann's Operating Co. ("Borrower") from time to time and at any time and for other good and valuable consideration, and to induce Agent and Lenders to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Agent and Lenders may deem advisable, the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as "Guarantor" or "the undersigned") unconditionally guaranties to Agent, Lenders, their successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Borrower to Agent and Lenders and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which Borrower or one or more parties and Borrower is or may become liable to Agent and Lenders, whether incurred by Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Agent and Lenders, in each case to the extent arising under, out of, or in connection with that certain Loan and Security Agreement dated as of November ___, 2003 among Borrower, Loehmann's Holdings, Inc. ("Parent"), Loehmann's Inc. ("Sub-Parent"), Loehmann's Real Estate Holdings, Inc. ("REH"), the financial institutions named therein or which hereafter become a party thereto (each a "Lender" and collectively, "Lenders") and The CIT Group/Business Credit, Inc., as agent for Lenders (in such capacity, "Agent") (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") or any documents, instruments or agreements relating to or executed in connection with the Loan Agreement (together with the Loan Agreement, as each may be amended, modified, restated or supplemented from time to time, the "Loan Documents") (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. In furtherance of the foregoing, the undersigned hereby agrees as follows:

         1. No Impairment. Agent and Lenders may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Borrower or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement among

Agent and/or Lenders and Borrower or any such other party or person, or make any election of rights Agent and/or Lenders may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a debtor in possession or the like under any Insolvency Law.

         2. Guaranty Absolute. The undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Agreement and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrower with respect thereto. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that Borrower will contract additional indebtedness for which Guarantor may be liable hereunder after Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not Borrower has properly authorized incurring such additional indebtedness. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by Agent or Lenders to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Loan Agreement and the other Loan Documents. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Loan Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Loan Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Agent or Lenders or their assignees or any acceptance thereof or any release of any security by Agent or Lenders or their assignees, (d) any limitation on any party's liability or obligation under the Loan Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to Agent or Lenders shall bear interest until such amounts are paid in full at the

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

highest  rate  then   applicable  to  the   Obligations.   Obligations   include
post-petition interest whether or not allowed or allowable.

         3. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Neither Agent nor Lenders shall be under any obligation to institute suit, exercise rights or remedies or take any other action against Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives any and all rights which the undersigned may have by statute or otherwise which would require Agent or Lenders to do any of the foregoing. Guarantor further consents and agrees that Agent and Lenders shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among Agent, Lenders, Borrower and/or the undersigned with respect to the undersigned's obligations under this Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

         (b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

         (c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by Agent or any Lender, the undersigned shall not be entitled to be subrogated to any of the rights of Lenders against Borrower or against any collateral or guarantee or right of offset held by Lenders for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the undersigned hereunder, until all amounts owing to Agent and Lenders by Borrower on account of the Obligations are paid in full and the Loan Agreement has been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Loan Agreement shall not have been terminated, such amount shall be held by the undersigned in trust for Agent and Lenders, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to Agent in the exact form received by the undersigned (duly endorsed by the undersigned to Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Agent and Lenders may determine, subject to the provisions of the Loan Agreement. Any and all present and future debts and obligations of Borrower to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and


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

future debts and obligations of Borrower to Agent and Lenders.

        4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in Agent's or any Lender's possession shall be deemed held by Agent or such Lender, as the case may be, as security for any and all of the undersigned's obligations to Agent and Lenders, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

        5. Acceleration. Upon the occurrence and during the continuance of an Event of Default (as such term is defined in the Loan Agreement), any and all Obligations shall for purposes hereof, at Agent's option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Borrower.

        6. Payments from Guarantor. Agent, in its sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantor, or amounts realized from any security of the undersigned for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations, such payments and cash collateral to be applied on account of the Obligations in accordance with the Loan Agreement and the other Loan Documents.

        7. Costs. The undersigned shall pay on demand, all costs, fees and expenses (including reasonable expenses for legal services of every kind (other than legal services performed by internal counsel)) relating or incidental to the enforcement or protection of the rights of Agent and Lenders hereunder or under any of the Obligations.

        8. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned's successors and assigns, until all of the Obligations have been paid in full and the Loan Agreement has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Guaranty.

        9. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Agent or any Lender receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Agent and Lenders, the undersigned's obligations to Agent and Lenders shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Agent and Lenders, which payment shall be due on demand.

        10. Books and Records. The books and records of Agent and Lenders showing the


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

account among Agent, Lenders and Borrower shall be admissible in evidence in any action or proceeding.

        11. No Waiver. No failure on the part of Agent or Lenders to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Agent or Lenders of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Agent or Lenders or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Agent or Lenders at any time and from time to time.

        12. Waiver of Jury Trial. THE AGENT, EACH LENDER AND THE UNDERSIGNED EACH DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE AGENT, EACH LENDER AND THE UNDERSIGNED EACH DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE AGENT, ANY LENDER OR THE UNDERSIGNED, AS THE CASE MAY BE, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

        13. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE AGENT, EACH LENDER AND THE UNDERSIGNED EACH EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE AGENT, EACH LENDER AND THE UNDERSIGNED EACH FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE AGENT, EACH LENDER AND THE UNDERSIGNED


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

EACH WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

        14. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        15. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and Agent.

        16. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

        17. Successors. Agent and Lenders may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations in accordance with the Loan Agreement. Without limiting the generality of the foregoing, Agent and Lenders may, in accordance with the Loan Agreement, assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. Agent may, from time to time, without notice to the undersigned, sell, transfer or otherwise dispose of its rights under this Guaranty as part of the same transaction pursuant to which it shall sell, assign, transfer or otherwise dispose of all or any part of the Obligations as permitted above. In each such event, Agent, any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Agent and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.


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

        18. Release. Nothing except cash payment in full of the Obligations shall release the undersigned from liability under this Guaranty.

        IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 25th day of November, 2003.

                                           LOEHMANN'S HOLDINGS, INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                           Address:
                                                   -----------------------------

                                           -------------------------------------
                                           Telephone No.:
                                                         -----------------------
                                           Facsimile No.:
                                                         -----------------------


                                           LOEHMANN'S, INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                           Address:
                                                   -----------------------------

                                           -------------------------------------
                                           Telephone No.:
                                                         -----------------------
                                           Facsimile No.:
                                                         -----------------------

                                           LOEHMANN'S REAL ESTATE HOLDINGS, INC.

                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                           Address:
                                                   -----------------------------

                                           -------------------------------------
                                           Telephone No.:
                                                         -----------------------
                                           Facsimile No.:
                                                         -----------------------

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



STATE OF NEW YORK          )
                           ): ss.:
COUNTY OF NEW YORK         )

        On the ____ day of November, 2003, before me personally came _______________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of Loehmann's Holdings, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                                     ---------------------------
                                                     Notary Public



STATE OF NEW YORK          )
                           ): ss.:
COUNTY OF NEW YORK         )

        On the ____ day of November, 2003, before me personally came _______________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of Loehmann's, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                                     ---------------------------
                                                     Notary Public



STATE OF NEW YORK          )
                           ): ss.:
COUNTY OF NEW YORK         )

        On the ____ day of November, 2003, before me personally came _______________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of Loehmann's Real Estate Holdings, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                                     ---------------------------
                                                     Notary Public



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